UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: August 1, 2011
(Date of earliest event reported)
FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of organization)

1-6368	38-1612444

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 313-322-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. — Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-5
EX-8.1

Item 8.01.	Other Events.
     On August 1, 2011, Ford Motor Credit Company LLC (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of 5.875% Notes due August 2, 2021 (the “Notes”) pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-159107) previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of Corey M. MacGillivray, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5 to this Report and a copy of the opinion of Shearman & Sterling LLP, special tax counsel to the Company, is filed as Exhibit 8.1 to this Report.
     The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Notes were registered.

Item 9.01.	- Financial Statements and Exhibits.
     The following exhibits are filed as part of this Report on Form 8-K.
EXHIBITS

Designation	Description	Method of Filing

Exhibit 5	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 8.1	Opinion of Shearman & Sterling LLP, special tax counsel to the Company	Filed with this Report

Exhibit 23.1	Consent of Corey M. MacGillivray (included in Exhibit 5).	Filed with this report

Exhibit 23.2	Consent of Shearman & Sterling LLP (included in Exhibit 8.1)	Filed with this report

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: August 1, 2011	By:	/s/ C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description	Method of Filing
Exhibit 5	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 8.1	Opinion of Shearman & Sterling LLP, special tax counsel to the Company	Filed with this Report

Exhibit 23.1	Consent of Corey M. MacGillivray (included in Exhibit 5).	Filed with this report

Exhibit 23.2	Consent of Shearman & Sterling LLP (included in Exhibit 8.1)	Filed with this report